Putnam
High Yield
Municipal
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-99

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar, an independent rating agency, has awarded Putnam High Yield Municipal Trust 5 out of 5 stars as of March 31, 1999, for overall risk-adjusted performance (based on 3-year and 5-year returns) within Morningstar's Closed-End Municipal Bond fund category. Only 10% of the 193 funds rated received 5 stars.*

* "Putnam High Yield Municipal Trust's strategy is especially well prepared for two types of macroeconomic scenarios -- stable growth with stable interest rates and inflationary growth accompanied by rising rates. At the moment, business data suggest that the U.S. economy is hovering between these two scenarios, which is good news for this fund."

                                 -- Blake E. Anderson, fund manager

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

19 Financial statements

29 Results of October 1, 1998 shareholder meeting

* Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 3/31/99 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3-year performance the fund received 5 stars and for 5-year performance the fund received 5 stars; there were 193 and 191 funds rated, respectively; 10% of the funds in an investment category received 5 stars; the next 22.5% received 4 stars. The fund was not ranked over longer periods. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Municipal bonds have enjoyed a period of relative calm as most of the world's other securities markets continued to experience varying degrees of volatility. Of particular interest to shareholders of Putnam High Yield Municipal Trust is the existence of a significant gap between the attractive yields from the bonds in which the fund invests and the lower yields on the bonds of more conservative funds.

The result has been a boost in the yields of your fund's holdings and thus an increase in the amount of tax-free income they are able to generate. This income compensates for the higher risk implied in the portfolio's emphasis on lower-rated holdings. Because of the care with which these holdings are researched, selected, and monitored, the fund's management team believes the risks are reasonable, especially given the expectation of continued economic strength accompanied by low inflation.

In the following report, Fund Manager Blake E. Anderson reviews performance during the fiscal year just ended and takes a look at prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 19, 1999



Report from the Fund Manager
Blake E. Anderson

High current income, a broadly diversified, high-yield portfolio, and the diligence of our credit research team helped Putnam High Yield Municipal Trust deliver solid investment results for the 1999 fiscal year. Total return for the 12 months ended March 31, 1999, was 5.82% at net asset value and 11.19% at market price. Your fund's dividend rate of 7.55% at net asset value and 6.31% at market price was well ahead of its investment category's average yield of 4.64% at the end of March, according to Lipper. For investors in the top federal income bracket, the returns were equivalent to 12.50% and 10.45%, respectively, for fully taxable investments. A complete presentation of your fund's investment performance can be found on page 9 of this report.

Although the municipal markets have been calm relative to taxable securities, the fiscal year brought dramatic changes in interest rates. Last July, after narrowing for several months, the spread between high- and low-quality bonds was as tight as it has ever been. After Russia effectively defaulted in August, taxable spreads began to widen again dramatically, as investors sold off lower quality bonds and bid up prices of U.S. Treasuries. However, the pace of change in the municipal markets was much slower. Spreads did not widen significantly until October. We then became aggressive buyers seeking value opportunities while the market was most favorable.

* FUND'S EMPHASIS ON HIGH CURRENT INCOME WELL SUITED TO DIFFERENT MARKETS

In a flat to declining interest-rate environment, when bond prices are relatively stable, your fund's emphasis on high current income helps it outperform the market. In a declining market, when prices are going down and yields are going up, emphasizing high current income becomes a defensive strategy. In such an environment, the higher income level may partially offset the effect of declining prices on a total return basis.

Our search for high-yielding bonds during the past fiscal year faced a new challenge: the decreasing supply of such bonds. After many years of economic expansion many municipalities have earned higher credit ratings. The use of insurance that protects issuing municipalities from the danger of default has also increased, improving the credit quality of many bonds and thereby diminishing their yields. Meanwhile, despite the widening of spreads during the fall of 1998, demand for high-yield bonds has been generally strong, forcing us to compete with many other buyers for a limited supply. In this competitive environment, our challenge is to be discriminating; we research many issues for each one we buy, using a three-tiered investment approach to the selection process: income, total return, and risk diversification.

* POLICY EMPHASIZES DIVERSIFICATION TO SPREAD CREDIT RISKS

The growing interdependence of world economies is making interest-rate forecasting more difficult. Fortunately, the Federal Reserve Board has been vigilant in maintaining order, and it has been successful in sending signals that help the markets do their job. Despite periods of volatility, we believe that, on the whole, the marketplace has remained in balance.

As a result, although we might do some portfolio restructuring if we anticipate a period of exceptionally high market volatility, in general we look for other sources of extra return that are more predictable. We use diligence and old-fashioned hard work to build a portfolio that is diversified by industry and geographic location. Selectivity is key. In a portfolio comprising dozens of securities, an unpleasant surprise from an individual holding would have a relatively minor impact on the fund.

* INDUSTRIAL DEVELOPMENT BONDS AND UNRATED BONDS OFFER OPPORTUNITY

One place we look for hidden value is in industrial development bonds backed by out-of-favor industries. For example, when spreads started to widen last fall, we turned to bonds issued for commodity producers. Whenever market trends go against a particular sector for a time, lower-coupon holdings are punished more severely than high-coupon bonds.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa            37.7%

Aa                  2.0%

A                   0.3%

BBB/Baa            20.4%

BB/Ba              22.6%

B                  17.0%

Footnote reads:
* Based on a percentage of market value as of 3/31/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

While we are cautious about commodities in general, we believe that when issuers we have targeted begin to recover, their bonds will appreciate. For example, a commodity-based operation with strong fundamentals is Solvay Paper, which makes liner board for cardboard boxes. While these holdings, as well as others discussed in this report, were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

We have generally avoided electric utilities bonds, even though we like the sector, because recent offerings have been structured with unusually short call dates, which have the potential to interrupt a steady income stream. We're also looking selectively at the solid waste industry, but only at those bonds with the highest yields.

Unrated securities have also provided opportunities for your fund. Rating agencies do not have the resources to rate every bond issue, and so many smaller issues are not rated. Our research capabilities enable us to perform our own analysis, identifying what we believe to be acceptable risks. Franklin Regional Hospital in New Hampshire is a good example. It came to market with new unrated bonds, which upon analysis we determined were attractive, and so we purchased the offering.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financing Authority Health Care Facility
9.25%, 7/1/25

Los Angeles (California) Regional Airports Improvement Corp.
9.25%, 8/1/24

Delaware Valley Regional Financing Authority
7.75%, 7/1/27

Butler (Alabama) Industrial Development Board
8.00%, 9/1/28

Midland County (Michigan) Economic Development Corp.
9.50% 7/23/09

Denver City & County Airport Revenue Bonds
8.50% 11/15/23

Massachusetts State Port Authority Special Projects
10.00%, 3/1/26

Texas State Housing and Community Affairs Home Mortgage
10.19%, 7/2/24

California Statewide Community Development Authority
5.35%, 1/1/22

Hammond (Indiana) Industrial Port Authority
9.65%, 6/1/14

Footnote reads:
These holdings represent 27.9% of the fund's net assets as of 3/31/99. Portfolio holdings will vary over time.

Your fund continues to benefit from its substantial holdings in bonds backed by airlines and air freight companies -- including American, Continental, United, and Federal Express. A booming economy has filled airline seats to capacity. Even first-class seats are in short supply. We initiated positions in these securities some time ago with excellent results, but we are not likely to add to them at current prices.

* LITTLE SIGN OF INFLATION SHOULD BENEFIT BOND INVESTORS

Despite strong economic growth and low unemployment, the core inflation rate remains at historically low levels: between 0 and 2% for the past 12 months, depending on the measure used. This is giving rise to a new vision -- one in which strong growth does not necessarily translate to higher prices or inflation. Since upward pressure on inflation is negative for bonds, this new insight is positive for all fixed-income markets.

The relationship between supply and demand is currently also positive, especially in the municipal markets. The recent slight rise in yields caused the supply of new municipal bonds to taper off. The calendar of new issues shows that about 20% to 30% fewer bonds are coming to market compared to year-earlier levels. On the demand side, cash flow into municipal bonds has increased, a by-product of a volatile stock market and investors' need to rebalance their portfolios.

Concerns are gradually beginning to surface about the effects of the Year 2000 (Y2K) problem and Medicare reform proposals on certain sectors of the municipal bond market. We believe that Putnam is well-prepared for the risks associated with these issues because our analytical research capabilities help us in identifying possible problems. Our investment approach, after all, emphasizes this sort of awareness of the market. We will continue to maintain broad diversification in the portfolio while taking advantage of opportunities to achieve high current income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Municipal Trust is designed for investors seeking high current income free from federal income tax through higher-yielding, lower-rated municipal bonds.


TOTAL RETURN FOR PERIODS ENDED 3/31/99

                                                Lehman Bros.
                                     Market      Municipal      Consumer
                           NAV       price      Bond Index     price index
--------------------------------------------------------------------------
1 year                     5.82%     11.19%        6.20%         1.73%
--------------------------------------------------------------------------
5 years                   43.54      70.31        44.43         12.09
Annual average             7.50      11.24         7.63          2.31
--------------------------------------------------------------------------
Life of fund (5/25/89)   113.23     131.63       111.33         33.28
Annual average             7.99       8.90         7.91          2.97
--------------------------------------------------------------------------
Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 3/31/99
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                      12
------------------------------------------------------------------------------
Income1                                   $0.69
------------------------------------------------------------------------------
Capital gains1                               --
------------------------------------------------------------------------------
  Total                                   $0.69
------------------------------------------------------------------------------
Preferred shares                    Series A (900 shares)
------------------------------------------------------------------------------
Income1                                 $1,767.57
------------------------------------------------------------------------------
Capital gains1                                 --
------------------------------------------------------------------------------
  Total                                 $1,767.57
------------------------------------------------------------------------------
Share value (common shares)         NAV        Market price
------------------------------------------------------------------------------
3/31/98                           $9.28          $10.50
------------------------------------------------------------------------------
3/31/99                            9.14           10.94
------------------------------------------------------------------------------
Current return (common shares/end of period)
------------------------------------------------------------------------------
Current dividend rate2             7.55%           6.31%
------------------------------------------------------------------------------
Taxable equivalent3               12.50           10.45
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or Market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus the face amount of the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended March 31, 1999

To the Trustees and Shareholders of
Putnam High Yield Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield Municipal Trust (the "fund") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
May 13, 1999




Portfolio of investments owned
March 31, 1999

Key to Abbreviations
AMBAC            -- AMBAC Indemnity Corporation
COP              -- Certificate of Participation
FGIC             -- Financial Guaranty Insurance Company
FNMA Coll.       -- Federal National Mortgage Association Collateralized
FSA              -- Financial Security Assurance
GNMA Coll.       -- Government National Mortgage Association Collateralized
IFB              -- Inverse Floating Rate Bonds
IF COP           -- Inverse Floating Rate Certificate of Participation
MBIA             -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN             -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                           RATING (RAT)              VALUE

Alabama (2.7%)
--------------------------------------------------------------------------------------------------------------------------
         $5,750,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                       Disp. James River Corp.), 8s, 9/1/28                                     BBB-        $    6,547,813

Arizona (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                       (Tucson/Navajo Elec. Pwr.), Ser. A, 7 1/8s,
                       10/1/32                                                                  B2               2,787,500
          3,000,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                       (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                                Baa1             3,247,500
                                                                                                            --------------
                                                                                                                 6,035,000

California (6.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  CA Hlth. Fac. Auth. Rev. Bonds (Cedar-Sinai
                       Med. Ctr.), MBIA, 5 1/8s, 8/1/27                                         Aaa              3,495,625
          5,700,000  CA Statewide Cmnty. Dev. Auth. IF COP
                       (Motion Picture & TV Fund), AMBAC, 5.35s,
                       1/1/22                                                                   Aaa              5,792,625
          6,415,000  Los Angeles, Regl. Arpt. Impt. Corp Rev. Bonds
                       (Continental Airlines), 9 1/4s, 8/1/24                                   BB+/P            7,609,794
                                                                                                            --------------
                                                                                                                16,898,044

Colorado (5.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
          3,670,000    8 3/4s, 11/15/23                                                         Baa1             4,101,225
          1,330,000    Prerefunded, 8 3/4s, 11/15/23                                            Aaa              1,519,525
          5,805,000    MBIA, 8 1/2s, 11/15/23 (SEG)                                             Aaa              6,349,219
            545,000    Prerefunded, MBIA, 8 1/2s, 11/15/23 (SEG)                                Aaa                597,456
                                                                                                            --------------
                                                                                                                12,567,425

Delaware (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Delaware Valley, Regl. Fin. Auth. Govt. Rev. Bonds,
                       Ser. C, AMBAC, 7 3/4s, 7/1/27                                            Aaa              7,031,250

Florida (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs.
                       Rev. Bonds (Cypress Cove Hlth. Pk.), Ser. A,
                       6 3/8s, 10/1/25                                                          BB/P             1,565,625

Georgia (4.5%)
--------------------------------------------------------------------------------------------------------------------------
            800,000  De Kalb Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                       (Wood Hills Apt.), 3s, 12/1/07                                           A-1+               800,000
          3,025,000  De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                       (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                             AAA              3,645,125
          2,000,000  Forsyth Cnty., Hosp. Auth. Rev. Bonds
                       (Baptist Hlthcare Sys.), 6 1/4s, 10/1/18                                 B/P              1,972,500
          3,900,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                       Hlth. Care Syst.), Ser. B, MBIA, 9.307s, 8/1/10                          Aaa              4,616,625
                                                                                                            --------------
                                                                                                                11,034,250

Illinois (6.0%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          2,268,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             2,489,130
          1,715,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             1,880,069
          4,250,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa1             5,036,250
          2,680,000  East Chicago, Ind. Exempt Fac. Rev. Bonds
                       (Ispat Inland, Inc.), 7s, 1/1/14                                         B1               2,693,400
                     IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                       Providers Fac.)
            930,000    Ser. A, 7 7/8s, 7/1/20                                                   BB/P             1,050,900
          1,280,000    Prerefunded Ser. A, 7 7/8s, 7/1/20                                       AAA/P            1,564,800
                                                                                                            --------------
                                                                                                                14,714,549

Indiana (5.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                       Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                               Aaa              2,771,250
          5,270,827  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                               BB+/P            5,574,374
          4,500,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                       (Federal Express Corp.), 7.1s, 1/15/17                                   Baa2             5,011,875
                                                                                                            --------------
                                                                                                                13,357,499

Iowa (5.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Des Moines, Hosp. Rev. Bonds (Des Moines
                       Genl. Hosp.), Ser. B, 8 1/4s, 11/15/11                                   BB-/P            2,292,500
          8,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives), 9 1/4s, 7/1/25                                       BB/P            11,421,875
                                                                                                            --------------
                                                                                                                13,714,375

Kentucky (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Boone Cnty. Poll. Control Rev. Bonds (Dayton
                       Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                                Aa3              4,400,000
          1,435,000  Jefferson Cnty., 1st Mtge. Rev. Bonds
                       (AHF/KY-IOWA, Inc.), 10 1/4s, 1/1/20                                     B-/P             1,490,219
                                                                                                            --------------
                                                                                                                 5,890,219

Louisiana (5.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Hodge, Combined Util. Rev. Bonds
                       (Stone Container Corp.), 9s, 3/1/10                                      B/P              5,252,300
          2,500,000  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                       (St. James Place), 10s, 11/1/21                                          B-/P             2,796,875
          2,000,000  St. Charles Parish, Poll. Control Rev. Bonds
                       (LA Pwr. & Lt.), 8 1/4s, 6/1/14                                          Baa3             2,071,040
          3,000,000  W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.), 8s, 12/1/24                                     Ba1              3,124,620
                                                                                                            --------------
                                                                                                                13,244,835

Massachusetts (16.3%)
--------------------------------------------------------------------------------------------------------------------------
                     MA State Hlth. & Edl. Fac. Auth. IFB
          3,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 10.523s, 8/12/21                     Aaa              3,487,500
          2,000,000    (New England Medical Ctr.), MBIA, 6.68s, 7/1/18                          Aaa              2,097,500
          1,125,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Norwood Hosp.), Ser. E, 7 3/4s, 7/1/07                                  Ba2              1,148,760
          4,500,000  MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                       6.15s, 12/1/29 (SEG)                                                     Aaa              4,736,250
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          1,500,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            1,668,750
          3,500,000    Ser. A, 9s, 7/1/15                                                       BB-/P            3,885,000
                     MA State Indl. Fin. Agcy. Rev. Bonds
            900,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                                   BB-/P              938,268
          4,500,000    (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                       AAA/P            5,293,125
          2,380,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            2,612,050
          4,250,000    (Emerson College), 8.9s, 1/1/18                                          BBB-/P           4,706,875
          3,315,000    (Evanswood Bethzatha), 7.85s, 1/15/17                                    B/P              3,530,475
          5,800,000  MA State Port Auth. Rev. Bonds
                       (Harborside Hyatt), 10s, 3/1/26                                          B/P              6,206,000
                                                                                                            --------------
                                                                                                                40,310,553

Michigan (6.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,575,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                       Ser. A, 9 1/2s, 5/1/21                                                   BBB+/P           3,102,875
          4,800,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              5,148,000
          1,000,000  MI State Strategic Fund Resource Recvy. Ltd.
                       Oblig. Rev. Bonds (Central Wayne
                       Energy Rec.), Ser. A, 7s, 7/1/27                                         B/P              1,011,250
          6,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                   B+/P             6,420,000
                                                                                                            --------------
                                                                                                                15,682,125

Missouri (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,600,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                       (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                                    BB+/P            4,776,456

Nebraska (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                       9.791s, 11/15/16                                                         Aaa              1,173,750

Nevada (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Clark Cnty., Indl. Dev. Rev. Bonds
                       (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa2             3,296,250

New Hampshire (2.2%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          1,850,000    (Havenwood-Heritage Heights), U. S. Govt. Coll.,
                       9 3/4s, 12/1/19                                                          AAA/P            1,982,516
          1,000,000    (NH College), 6 3/8s, 1/1/27                                             BBB-             1,047,500
          1,000,000  NH State Bus. Fin. Auth. Rev. Bonds (Franklin Regl.
                       Hosp. Assn. PJ), Ser. A, 6.05s, 9/1/29                                   BBB/P              996,250
          1,500,000  NH State Bus. Fin. Auth. Swr. & Solid Waste Rev.
                       Bonds (Crown Paper), 7 7/8s, 7/1/26                                      BB-              1,507,500
                                                                                                            --------------
                                                                                                                 5,533,766

New York (5.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,350,000  NY State Energy Res. & Dev. Auth. Poll. Control IFB,
                       FGIC, 10.151s, 7/1/29 (acquired 12/19/94,
                       cost $2,453,729) (RES)                                                   Aaa              3,075,563
          3,000,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                       Rev. Bonds, Ser. A, 7 3/8s, 9/15/21                                      Aaa              3,360,000
                     NY State Local Govt. Assistance Corp. Rev. Bonds,
                       Prerefunded
          1,500,000    Ser. A, 7s, 4/1/16                                                       Aaa              1,625,625
          2,000,000    Ser. D, 6 3/4s, 4/1/21                                                   Aaa              2,205,000
          1,500,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Solvay Paperboard LLC), 7s, 11/1/30                                     B/P              1,560,000
          2,160,000  Port Auth NY & NJ Special Oblig. Rev. Bonds
                       (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                         Ba2              2,346,300
                                                                                                            --------------
                                                                                                                14,172,488

Oregon (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                       (Terwilliger Plaza Project), 6 1/2s, 12/1/29                             BB-/P            1,000,000

Pennsylvania (6.4%)
--------------------------------------------------------------------------------------------------------------------------
            280,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Spl. Facs.
                       Rev. Bonds, 8 7/8s, 3/1/21                                               B+                 310,100
          2,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                       Rev. Bonds (United Hosp. Inc.), Ser. A,
                       8 3/8s, 11/1/11                                                          AAA              2,098,920
          3,250,000  PA Econ. Dev. Fin. Auth. Rev. Bonds (MacMillan
                       Ltd. Partnership), 7.6s, 12/1/20                                         Baa2             3,928,438
          2,500,000  PA State Higher Ed. Assistance Agcy. Student Loan
                       IFB, AMBAC, 10.149s, 9/1/26                                              Aaa              3,090,625
          2,100,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                       8 5/8s, 11/15/16                                                         Aaa              2,401,875
          3,400,000  Philadelphia, Regl. Port Auth. Lease IFB (Kidder
                       Peabody), MBIA, 8.92s, 9/1/13                                            Aaa              4,071,500
                                                                                                            --------------
                                                                                                                15,901,458

Texas (4.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Abilene Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
                       Methodist Retirement), 5 7/8s, 11/15/18                                  BB+/P              992,500
          2,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa1             2,665,625
            695,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Nancy Travis Memorial Hosp.), 10s, 5/15/13                              B/P                824,441
          4,800,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                       Ser. C, GNMA Coll, FNMA Coll, 10.190s, 7/2/24                            AAA              5,958,000
                                                                                                            --------------
                                                                                                                10,440,566

Utah (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,300,000  Carbon Cnty., Util. Rev. Bonds (Laidlaw Solid
                       Waste Disp.), Ser. A, 7 1/2s, 2/1/10                                     BBB              3,708,375
          4,000,000  Tooele Cnty., Poll. Control Rev. Bonds
                       (Laidlaw Environmental), Ser. A, 7.55s, 7/1/27                           B/P              4,445,000
                                                                                                            --------------
                                                                                                                 8,153,375

Wisconsin (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            430,000  WI Hsg. & Econ. Dev. Auth. IFB (Home Ownership
                       Dev.), 9.905s, 10/25/22                                                  Aa3                477,300
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $228,046,797) (b)                                              $  243,518,971
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $246,682,892.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      March 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $228,046,797, resulting in gross unrealized appreciation and depreciation of $17,241,330 and $1,769,156, respectively, or net unrealized appreciation of $15,472,174.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 1999 was $3,075,563 or 1.2% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 1999.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 1999.

      The fund had the following industry group concentrations greater than 10% at March 31, 1999 (as a percentage of net assets):

        Transportation     25.0%
        Health care        21.6

      The fund had the following insurance concentration greater than 10% at March 31, 1999 (as a percentage of net assets):

        MBIA               12.1%

----------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 1999
                                 Aggregate Face   Expiration     Unrealized
                  Total Value       Value            Date       Appreciation
----------------------------------------------------------------------------
Municipal Bond
Index (long)       $2,595,469     $2,582,675        Jun-99        $12,794
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
March 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investment in securities at value
(identified cost $228,046,797) (Note 1)                                            $243,518,971
-----------------------------------------------------------------------------------------------
Cash                                                                                    269,754
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   4,561,203
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                           95,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        248,444,928

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                              9,844
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,296,848
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            419,389
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               14,315
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            10,912
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,537
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                    9,191
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,762,036
-----------------------------------------------------------------------------------------------
Net assets                                                                         $246,682,892

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                                   $ 45,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                           203,834,941
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (378,232)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (17,258,785)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           15,484,968
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $246,682,892

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                               $ 45,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on Series A
remarketed preferred shares                                                               4,056
-----------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed
preferred shares-liquidation preference                                            $ 45,004,056
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $201,678,836
-----------------------------------------------------------------------------------------------
Net assets per common share
($201,678,836 divided by 22,063,316 shares)                                               $9.14
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended March 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Tax exempt interest income:                                                         $17,843,612
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,734,722
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          254,023
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        11,376
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,271
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  25,460
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 29,004
-----------------------------------------------------------------------------------------------
Legal                                                                                     8,353
-----------------------------------------------------------------------------------------------
Postage                                                                                  32,021
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    33,049
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  134,751
-----------------------------------------------------------------------------------------------
Other                                                                                    38,582
-----------------------------------------------------------------------------------------------
Total expenses                                                                        2,307,687
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (31,147)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          2,276,540
-----------------------------------------------------------------------------------------------
Net investment income                                                                15,567,072
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (1,550,818)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          83,412
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year                 (585,911)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (2,053,317)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $13,513,755
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended March 31
                                                                                -------------------------------
                                                                                       1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 15,567,072    $ 16,309,455
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                     (1,467,406)    (11,348,310)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                              (585,911)     14,919,515
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 13,513,755      19,880,660
---------------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income:                                                          (1,590,816)     (1,652,706)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares
of $4,056 and $28,111, respectively)                                                 11,922,939      18,227,954
---------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income:                                                         (15,168,137)    (15,035,863)
---------------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of distributions                                         1,864,602       2,035,042
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              (1,380,596)      5,227,133

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   248,063,488     242,836,355
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of and undistributed net investment income
of $378,232 and $813,649, respectively)                                            $246,682,892    $248,063,488
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                                     21,882,030      21,679,818
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                          181,286         202,212
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                             22,063,316      21,882,030
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of year                                                                900             900
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
---------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended March 31
---------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                     $9.28            $9.12            $9.16            $9.03            $9.23
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .71              .75              .80              .80              .81
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.09)             .18             (.08)             .13             (.19)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .62              .93              .72              .93              .62
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income:
---------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.07)            (.08)            (.07)            (.08)            (.07)
---------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.02)            (.69)            (.69)            (.72)            (.75)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income:                  (.67)              --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.76)            (.77)            (.76)            (.80)            (.82)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)                       $9.14            $9.28            $9.12            $9.16            $9.03
---------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)                      $10.94           $10.50           $10.25           $10.00            $9.50
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)
(common shares)(a)                                  11.19             9.67            10.26            13.60            11.50
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                      $246,683         $248,063         $242,836         $241,599         $236,333
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.14             1.15             1.15             1.17             1.17
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         6.90             7.27             8.05             7.79             8.27
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               6.92            16.78             9.30            34.45            49.11
---------------------------------------------------------------------------------------------------------------------------------
(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended March 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
March 31, 1999

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's Manager, Putnam Investment Management, Inc., ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1999, the fund had a capital loss carryover of approximately $16,283,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover        Expiration
--------------      --------------
  $3,134,000        March 31, 2003
   1,309,000        March 31, 2004
   7,979,000        March 31, 2006
   3,861,000        March 31, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on March 31, 1999 was 3.27%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary differences of post-October loss deferrals and dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 1999, the fund required no such classifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 1999, fund expenses were reduced by $31,147 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $480 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended March 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $19,698,096 and $16,718,522, respectively. Purchases and sales of short-term municipal obligations aggregated $89,510,000 and $92,610,000 respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At March 31, 1999, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



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Results of October 1, 1998 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 1, 1998. Certain issues were adjourned to November 5, 1998 and November 30, 1998 meetings. At the meeting, each of the nominees for Trustees was elected by both common and preferred shareholders, as follows:

                              Common Shares         Preferred Shares
                                        Votes                    Votes
                          Votes for    withheld    Votes for    withheld
Jameson Adkins Baxter    15,952,192     379,001       392          0
Hans H. Estin            15,951,649     379,544       392          0
Ronald J. Jackson        15,962,379     368,814       392          0
Paul L. Joskow           15,953,115     378,078       392          0
Elizabeth T. Kennan      15,955,247     375,946       392          0
Lawrence J. Lasser       15,932,956     398,237       392          0
John H. Mullin III       15,955,598     375,595       392          0
Donald S. Perkins        15,949,169     382,024       392          0
William F. Pounds        15,946,647     384,546       392          0
George Putnam            15,968,200     362,993       392          0
George Putnam, III       15,945,248     385,945       392          0
A.J.C. Smith             15,944,755     386,438       392          0
W. Thomas Stephens       15,969,486     361,707       392          0
W. Nicholas Thorndike    15,946,134     385,059       392          0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares -- 15,916,703 votes for, and 133,276 votes against, with 281,214 abstentions.

Preferred Shares -- 392 votes for, and 0 votes against.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was not approved because it failed to receive the affirmative vote of a majority of outstanding preferred shares as follows:

Common Shares -- 11,832,006 votes for, and 1,210,481 votes against, with 1,069,112 abstentions.

Preferred Shares -- 354 votes for, and 222 votes against, with 40 abstentions.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
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BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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51844 054  5/99